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                                                                    EXHIBIT 10.5

                           PHOTOELECTRON CORPORATION
                          1996 EQUITY INCENTIVE PLAN
                          --------------------------


     1.  Purpose.  This 1996 Equity Incentive Plan (the "Plan") is intended
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to provide incentives:

          (a) to the officers and other employees of Photoelectron Corporation, a Massachusetts corporation (the "Company"), and any present or future subsidiaries of the Company (collectively, "Related Corporations"), by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under Section 422(b) of the Internal Revenue Code of 1986 (the "Code") ("ISO" or "ISO's");

          (b) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options");

          (c) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with awards of stock in the Company ("Awards"); and

          (d) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of stock in the Company ("Purchases").

Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options". Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights". As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation", respectively, as those terms are defined in Section 424 of the Code.

     2.   Administration of the Plan.
          --------------------------

     A.   Board or Committee Administration.  The Plan shall be administered by
          ---------------------------------
the Board of Directors of the Company (the "Board"). The Board may delegate any or all of its responsibilities under the Plan to a Committee of two (2) or more of its members who, if the Company is then a Public Company (as defined below), qualify as "Non-Employee Directors" within the meaning of Rule 16b-3 adopted pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), to administer the Plan; provided such Committee is delegated such powers in accordance with state law, and provided further that grants of Stock Rights to Board members shall be made by the Board in accordance with state law. (All references in this Plan to the "Committee" shall mean the Board (i) if no Committee has been so appointed, or (ii) even if a Committee has been appointed, with respect to Stock Rights granted to Board members). The Company shall be a "Public Company" at such time as it registers any class of any equity security pursuant to Section 12 of the Exchange Act.

     B.   Authority of Committee.  Subject to the terms of the Plan, the
          ----------------------
Committee shall have the authority to:

          (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 3 to receive
     ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) to whom Non-Qualified Options, Awards and authorizations to make Purchases may be granted;

          (ii) determine the time or times at which Options and Awards may be granted and Purchases made;

          (iii) determine the option price of shares subject to each Option, which price in the case of an ISO shall not be less than the minimum price specified in paragraph 6, and the purchase price of shares subject to each Purchase;

          (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option;

          (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period;

          (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any;

          (vii) pre-establish objective performance goals with respect to Stock Rights (other than ISOs and Non-Qualified Options with an exercise price not less than the fair market value per share of Common Stock on the date of grant) to be provided to "covered employees" within the meaning of
     Section 162(m) of the Code but only if necessary to preclude the applicability of said Section 162(m);

          (viii) impose such other terms and conditions with respect to Stock Rights not inconsistent with the terms of this Plan as it deems necessary or desirable; and

          (ix) interpret the Plan and prescribe and rescind rules and regulations relating to it.

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

If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO.

     The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

     C.   Committee Actions.  The Committee may select one of its members as its
          -----------------
chairman, and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

     3.   Eligible Employees and Others.  ISOs may be granted to any employee of
          -----------------------------
the Company or any Related Corporation. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any employee, or officer or director (whether or not also an employee), or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant a Stock Right. Granting a Stock Right to any individual or entity shall neither entitle that individual or entity to participate in, nor disqualify that individual or entity from participation in, any other grant of Stock Rights.

     4.  Stock.  The stock subject to Options and which may be issued as Awards
         -----
and to persons making Purchases shall be authorized but unissued shares of common stock of the Company, $.01 par value (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is two hundred sixty-six thousand seven hundred seventy-five (266,775), subject to adjustment as provided in paragraph 10. Any such shares may be issued upon the exercise of ISOs or Non-Qualified Options, or as Awards or Purchases, so long as the aggregate number of shares so issued does not exceed such maximum number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject to such Options and any unvested shares reacquired by the Company shall again be available for grants of Stock Rights under the Plan.

     5.  Granting of Stock Rights.  Stock Rights may be granted under the Plan
         ------------------------
at any time after August 15, 1996 and prior to July 17, 2006. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 14.

     Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

     6.   Terms and Conditions of Stock Rights.  Stock Rights shall be evidenced
          ------------------------------------
by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments may be in the form of agreements to be executed by both the Company and the individual or entity receiving the Stock Right, or certificates, letters or similar instruments that need not be executed by such individual or entity but acceptance of which will evidence agreement to the terms thereof. Such instruments shall conform to the terms and conditions set forth in the Plan and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan. Without limiting the foregoing, such provisions may include such rights of refusal and repurchase with respect to, and such other restrictions applicable to, shares of Common Stock issuable upon exercise of Options, Awards and Purchases as the Committee may deem appropriate. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such termination, cancellation or other provisions as the Committee may determine.

     The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

     7.   Option Duration.  Subject to earlier termination as provided in
          ---------------
paragraph 8, each Option shall expire on the date specified by the Committee and set forth in the original instrument granting such Option, but not more than ten
(10) years from the date of grant. Notwithstanding the foregoing, in the case of an ISO granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, such ISO shall expire not more than five (5) years from the date of grant. A Non-Qualified Option shall expire on the date specified in the original instrument granting such Non-Qualified Option, subject to extension as determined by the Committee. ISOs, or any part thereof, that have been converted into Non-Qualified Options may be extended as provided in paragraph 14.

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

     8.   Special Rules for ISO.
          ---------------------

     A.   Price for ISOs.  The exercise price per share specified in the
          --------------
agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant.

     B.   $100,000 Annual Limitation on ISOs.  Each eligible employee may be
          ----------------------------------
granted ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, such ISOs do not become exercisable for the first time by such employee during any calendar year in a manner which would entitle the employee to purchase more than $100,000 in fair market value (determined at the time the ISOs were granted) of Common Stock in that year. Any options granted to an employee in excess of such amount will be granted as Non-Qualified Options.

     C.   Determination of Fair Market Value.  If, at the time an Option is
          ----------------------------------
granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the date on which such Option is granted or, if prices or quotes discussed in this sentence are not available for that date, as of the last business day for which such prices or quotes are available immediately prior to the date such Option is granted, and shall mean:

          (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or

          (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or

          (iii) the closing bid price (or average of bid prices) of the Common Stock last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not then traded on a national securities exchange or reported on the NASDAQ National Market List.

However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common

Stock as determined by the Committee after taking into consideration all factors in good faith it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     D.   Assignability.  No ISO shall be assignable or transferable by the
          -------------
optionee except by will or by the laws of descent and distribution, and during the lifetime of the optionee each Option shall be exercisable only by him. No ISO, nor the right to exercise any portion thereof, shall be subject to execution, attachment, or similar process, assignment, or any other alienation or hypothecation. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of any ISO, or of any right or privilege conferred thereby, contrary to the provisions thereof or hereof or upon the levy of any attachment or similar process upon any ISO, or any right or privilege conferred thereby, such Option and such rights and privileges shall immediately become null and void.

     E.   Death.  If an ISO optionee ceases to be employed by the Company and
          -----
all Related Corporations by reason of his death, or if the Employee dies within the thirty (30) day period after the Employee ceases to be employed by the Company and all Related Corporations, any ISO of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the ISO or one hundred and eighty (180) days from the date of the optionee's death.

     F.   Disability.  If an ISO optionee ceases to be employed by the Company
          ----------
and all Related Corporations by reason of his disability, he shall have the right to exercise any ISO held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the specified expiration date of the ISO or one (1) year from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

     G.   Other Termination of Employment.  If an ISO optionee ceases to be
          -------------------------------
employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 8(F), no further installments of his ISOs shall become exercisable, and his ISOs shall terminate after the passage of three (3) months from the date of termination of his employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 14.

     9.   Exercise of Option.  Subject to the provisions of paragraphs 6 and 8,
          ------------------
each Option granted under the Plan shall be exercisable as follows:

          A.  Vesting.  The Option shall either be fully exercisable on the date
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     of grant or shall become exercisable thereafter in such installments as the
     Committee
     may specify. The Committee may also specify such other conditions precedent as it deems appropriate to the exercise of an Option.

          B.  Full Vesting of Installments.  Once an installment becomes
              ----------------------------
     exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

          C.  Partial Exercise.  Each Option or installment may be exercised at
              ----------------
     any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable, provided that the Committee may specify a certain minimum number or percentage of the shares issuable upon exercise of any Option that must be purchased upon any exercise.

          D.  Acceleration of Vesting.  The Committee shall have the right to
              -----------------------
     accelerate the date of exercise of any installment of any Option; provided that the Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 14) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 8(B).

     10.  Adjustments.  Upon the occurrence of any of the following events, an
          -----------
optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

     A.   Stock Dividends and Stock Splits.  If the shares of Common Stock shall
          --------------------------------
be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

     B.   Consolidations, Mergers or Sales of Assets or Stock.  If the Company
          ---------------------------------------------------
is to be consolidated with or acquired by another person or entity in a merger, sale of all or substantially all of the Company's assets or stock, or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board") shall, with respect to outstanding Options, shares acquired upon exercise of any Option, Awards granted and Purchases made, take one or more of the following actions:

          (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition;

          (ii) accelerate the date of exercise of such Options or of any installment of any such Options;

          (iii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate;

          (iv) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof; or

          (v) in the event of a stock sale, require that the holder sell to the purchaser to whom such stock sale is to be made, all shares previously issued to the holder upon the exercise of any Option, all Awards granted and all Purchases made, at a price equal to the portion of the net consideration from such sale which is attributable to such shares.

     C.   Recapitalization or Reorganization.  In the event of a
          ----------------------------------
recapitalization or reorganization of the Company (other than a transaction
described in subparagraph B   above) pursuant to which securities of the Company
or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization and had been the owner of the Common Stock receivable upon such exercise at such time.

     D.   Modification of ISOs.  Notwithstanding the foregoing, any adjustments
          --------------------
made pursuant to the foregoing subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code or any successor thereto) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs or would cause any adverse tax consequences for the holders of such ISOs, it may refrain from making such adjustments.

     E.  Dissolution or Liquidation.  In the event of the proposed dissolution
         --------------------------
or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

     F.  Issuances of Securities.  Except as expressly provided herein, no
         -----------------------
issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company (and, in the case of securities of the Company, such adjustments shall be made pursuant to the foregoing subparagraph A).

     G.  Fractional Shares.  No fractional shares shall be issued under the Plan
         -----------------
and an optionee shall receive from the Company cash in lieu of such fractional shares.

     H.   Adjustments.  Upon the happening of any of the foregoing events
          -----------
described in subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 10 and its determination shall be conclusive.

     If any person or entity owning Common Stock obtained by exercise of a Stock Right made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs A, B or C above as a result of owning such Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee.

     11.  Means of Exercising Options.  A Stock Right (or any part or
          ---------------------------
installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the purchase price (if any) therefor either

          (a)  in United States dollars in cash or by check, or

          (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right, or

          (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than one hundred percent (100%) of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, or

          (d)  at the discretion of the Committee, by any combination of (a),
               (b) and (c) above.

If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), or (d) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question.

     The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 10 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

     12.  Conditions on Delivery of Common Stock.  The Company will not be
          --------------------------------------
obligated to deliver any shares of Common Stock pursuant to the Plan or to remove any restriction from shares previously delivered under the Plan

          (a) until all conditions on the grant of a Stock Right have been satisfied or removed,

          (b) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with,

          (c) if the outstanding Common Stock is at the time listed on any stock exchange, until the shares have been listed or authorized to be listed on any such exchange upon official notice of issuance, and

          (d) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel.

If the sale of Common Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of a Stock Right, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Common Stock bear an appropriate legend restricting transfer.

     13.  Term and Amendment of Plan.  This Plan was adopted by the Board on
          --------------------------
July 17, 1996 and will be presented to the stockholders of the Company for their approval on or prior to July 16, 1997. If the approval of the stockholders is not obtained on or prior to July 16, 1997, any grants of ISOs under the Plan made on or prior to that date will be rescinded. The Plan shall expire on July 16, 2006 (except that Stock Rights granted prior to July 17, 2006 shall continue in force beyond such expiration date in accordance with their terms). Subject to the provisions of paragraph 5 above, Stock Rights may be granted under the Plan prior to the date of stockholder approval of the Plan.

     The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within twelve
(12) months before or after the Board adopts a resolution authorizing any of the following actions:

          (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 10);

          (b) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified;

          (c) the provisions of paragraph 8(A) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 10); and

          (d)  the expiration date of the Plan may not be extended.

Except as otherwise provided in this paragraph 13, in no event may action of the Board, the Committee or stockholders alter or impair the rights of a grantee under any Option previously granted to him, without his consent.

     14.  Conversion of ISOs into Non-Qualified Options; Termination of ISOs.
          ------------------------------------------------------------------
The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

     15.  Application of Funds.  The proceeds received by the Company from the
          --------------------
sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

     16.  Governmental Regulation.  The Company's obligation to sell and deliver
          -----------------------
shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

     17.  Withholding of Income Taxes.  Upon the exercise of a Non-Qualified
          ---------------------------
Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 18) or the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder, the Company may require the optionee, Award recipient, purchaser or shareholder to pay (through the withholding of a sufficient number of shares of Common Stock, or otherwise) any federal, state, local and foreign withholding taxes in respect of the amount that is considered compensation includible in such person's gross income. The Committee in its discretion may condition (i) the exercise of an Option, (ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, and (iv) the vesting of restricted Common Stock acquired by exercising a Stock Right, on such person's payment of such withholding taxes.

     18.  Notice to Company of Disqualifying Disposition.  Each employee who
          ----------------------------------------------
receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of

          (a)  two (2) years after the date the employee was granted the ISO, or

          (b) one (1) year after the date the employee acquired Common Stock by exercising the ISO.

If the employee dies before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

     19.  Governing Law; Construction.  The validity and construction of the
          ---------------------------
Plan and the instruments evidencing Options shall be governed by the laws of the jurisdiction in which the Company or its successors in interest is organized.
In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

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